May 11, 2023 Second Quarter 2023 Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. Exhibit 99.1

2 Associated Banc-Corp (NYSE: ASB) is the largest bank holding company based in Wisconsin2 Franchise Profile1 Key Highlights $41B $29B $4B $30B ~4,200 202 Assets Loans Equity Deposits Employees Branches Avg. Loan Composition Avg. Deposit Composition 1 All figures as of or for the quarter ended March 31, 2023 unless otherwise noted. 2 Based on assets as of December 31, 2022. Corporate & Commercial Specialty 32% Community, Consumer & Business 61% Risk Mgmt & Shared Services 7% Commercial & Business Lending 37% Commercial Real Estate 25% Consumer 38% Exhibit 99.1

3 Deep Roots in Strong Communities Building on our Strong Foundation ASB is well-positioned to continue executing our people-led, digitally enabled plan in a dynamic environment 1 Strong Foundation 1 2 3 4 5 Low-Cost Core Deposit Franchise Disciplined Expense Management Effective Risk Management Granular Deposits & Fortified Liquidity Diversified & De-Risked Balance Sheet Robust Capital Position Investment in Digital Transformation Expanding Lending & Deposit Capabilities Exhibit 99.1

4 Granular Deposits & Fortified Liquidity Uninsured, uncollateralized deposits are only 24% of total deposits; ASB has 103% liquidity coverage1 1 Readily available liquidity coverage based on current levels of readily available (within one business day) funding. See appendix for additional details. 25% 26% 27% 26% 24% 24% 75% 74% 73% 74% 76% 76% $28.4 $28.6 $29.3 $29.7 $30.4 $31.4 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 4/19/23 EoP Total Deposit Trends (Associated Bank, N.A.) ($ in billions) Total of Insured and Collateralized Deposits Total of Uninsured and Uncollateralized Deposits 1 24% Percentage of total deposits that were uninsured and uncollateralized as of 4/19/2023 103% Readily available liquidity coverage1 for uninsured and uncollateralized deposits as of 4/19/2023 177% Total liquidity coverage for uninsured and uncollateralized deposits as of 4/19/2023 Exhibit 99.1

5 4% 0% 1Q 2017 1Q 2023 7% 1% 1Q 2009 1Q 2023 De-Risked Balance Sheet1 Since 2009, ASB has largely exited several high-risk portfolios while growing historically low-risk asset types 2 $9.8 $9.7 $2.2 $8.6$4.3 $10.9 $15.9 $29.2 1Q 2009 1Q 2023 Land & For-Sale Housing Loans / Total Loans Oil & Gas Loans / Total Loans Total Loan Portfolio Evolution ($ in billions) Commercial & Business Lending Residential Mortgage All Other Loans 1 All figures shown on an end of period basis unless otherwise noted. 41% 67% 1Q 2013 – 1Q 2023 C&BL (ex. Oil & Gas) 0.09% Blended 0.07%Residential Mortgage 0.04% ~23% of total NCOs during a peak loss period from 1Q 2009 through 1Q 2011 ~60% of total NCOs from 1Q 2017 through 1Q 2023 1Q 2009 – 1Q 2023 C&BL (ex. Oil & Gas) 0.43% Blended 0.28%Residential Mortgage 0.11% WAvg. NCO Rates Exhibit 99.1

6 1 Based on outstanding loan balances as of March 31, 2023. Loans by geography excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 3 FICOs reflect weighted average portfolio scores. 4 Based on annual averages. 2023 reflects YTD figure through 1Q 2023. 5 From inception on September 30, 2021 through the period ended March 31, 2023. WI 27% IL 23% MN 10% Other Midwest 14% TX 4% Other 22% Balanced Geography C&BL 37% CRE 25% Consumer 38% Balanced Portfolio Mix 2 A decade of discipline and diversification has strengthened our credit profile 0.25% 0.16% 0.19% 0.24% 0.10% 0.05% 1Q 2022 1Q 2023 Segment LTV WAvg. FICO3 LTV WAvg. FICO3 Mortgage 77% 781 78% 784 Home Equity 63% 791 63% 792 Auto Finance 82% 754 83% 759 Consumer Portfolio Credit MetricsDiversified Portfolios1 Net Charge Offs / Average Loans4 Diversified Loan Portfolio2 0.18% 2013 - 2023 YTD Average Auto Finance Portfolio Highlights 97% Multiple Years Loans booked with prime/super-prime FICO score5 of historical scorecard data purchased 64K+ Loans booked5 Exhibit 99.1

2 High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



CRE by Geography
Illinois 15%
Minnesota 10%
Other Midwest² 23%
Texas 7%
Other 24%
Wisconsin 22%
Total Loans by Segment
Commercial & Business Lending 37%
CRE 25%
Consumer 38%
CRE by Property Type
Multi-Family 35%
Retail 10%
Office 14%
Industrial 23%
1-4 Family Construction 6%
Hotel / Motel 3%
Medical 3%
Other 6%

CRE Credit Quality

	1Q 22	2Q 22	3Q 22	4Q 22	1Q 23
Portfolio LTV	58%	60%	60%	60%	60%
Delinquencies/Loans	0.00%	0.08%	0.00%	0.02%	0.00%
NALs/Loans	1.31%	0.72%	0.55%	0.41%	0.35%
ACLL/Loans	2.12%	1.79%	1.65%	1.68%	1.75%
NCOs/Avg. Loans[3]	0.00%	0.00%	0.00%	0.00%	0.00%

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	< 0.2%
Top 10 Largest CRE Borrowers	< 1.4%
Largest CRE Property Type (MF)	< 8.7%
CRE Office Loans	< 3.6%

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[4]	1.20x
2023 Remaining Maturities	$190 million
Urban vs. Suburban	~78% Suburban
Property Class Mix	~52% Class A

[1] All updates as of or for the period ended March 31, 2023 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Annualized.
[4] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.

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8 Capital Ratio Trends (%) 6.97 9.35 9.95 11.33 7.03 9.45 10.05 12.22 TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Our capital priorities are focused on paying a competitive dividend and funding organic growth 1 Tangible Book Value / Share $17.29 $17.37 $17.32 $17.73 $18.42 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Capital Priorities Accretive Capital Profile3 4Q 2022 1Q 2023 1 2 3 4 Dividend Organic Growth Share Repurchases Inorganic Growth Primary Focus Exhibit 99.1

9 Our People-Led, Digitally Enabled Strategy Our initiatives work together to attract & deepen customer relationships while enhancing our profitability profile Champion of You Brand Strategy Deposits ▪ AB Digital ▪ Account opening ▪ Customer Care support ▪ Card controls ▪ AI-driven tools ▪ Branch support Digital Initiatives ▪ Commercial ▪ TM ▪ HSA ▪ Mass affluent ▪ Marketing ▪ Product ▪ Digital Deposit Initiatives ▪ Commercial RM growth ▪ ABL ▪ Equipment finance ▪ Auto ▪ TPO exit Lending Initiatives Loans Digital Exhibit 99.1

10 Successful execution of our lending initiatives has provided additional versatility to drive balanced growth ($ in millions) $868 $385 $1,542 $2,249 Core Commercial1 All Other Loans EoP Loan Change (3/31/2021 to 3/31/2023) Asset-Based Lending & Equipment Finance Auto Finance Enhancing our Lending Capabilities4 Progress Updates 1 Increasing our RM ranks by 35% from March 2021 to December 2022 has enabled us to continue growing high-quality commercial loans into 2023 Our asset-based lending & equipment finance verticals have been a natural fit for our core commercial customer base, with momentum carrying into 2023 Our experienced auto finance team is continuing to execute a prime/super-prime growth strategy, but we’ve selectively slowed our production to align with current market conditions In April, we announced a decision to exit the third-party originated mortgage business to focus on other areas that enable us to drive relationships and optimize our returns over time 2 3 4 1 Reflects Commercial & Business Lending and Commercial Real Estate portfolios, excluding asset-based lending & equipment finance. Exhibit 99.1

11 Full-year impact expected in 2023 Several relationship-focused initiatives are underway to build on our deposit growth momentum 21% increase in commercial RMs vs. 2021, with a 57% increase in new customer names Sharpened focus on TM, HSA and other deposit- centric businesses October: Launched new digital account opening platform for consumers and small businesses December: Launched new mass affluent initiative Full-year impact expected in 2023 Full-year impact expected in 2023 Growth begins in 2023 Launching several new consumer products and enhancements beginning in 2Q 2023 Shifting marketing spend to an acquisition focus; new brand campaign launched February 2023 20232022 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of core customer deposits to total deposits. 2 Year-over-year growth based on fourth quarter average balances. 2.4% Avg. Core Customer Deposit Growth1 1% - 3% Est. Avg. Core Customer Deposit Growth2 Expanding our Deposit Capabilities4 Exhibit 99.1

12 Net Interest Income & Net Interest Margin Trends ASB continues to benefit from rising rates, but we are taking gradual steps to reduce asset sensitivity Asset & Liability Yield / Rate Trends (%) 4 Managing our Interest Rate Risk $188 $216 $264 $289 $274 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 3.07% 3.31% 3.13% 2.71% 2.42% Quarterly Net Interest Income Quarterly Net Interest Margin Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 2.60 2.97 3.72 4.46 4.94 0.26 0.36 0.81 1.58 2.48 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Estimated NII Sensitivity Profile (%) 10.8 9.2 7.8 6.8 5.4 4.6 3.9 3.4 -5.0 -4.3 -3.4 -2.3 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Up 200bps Up 100bps Down 100bps (12-Month Ramp) ($ in millions) Exhibit 99.1

13 We are leveraging agile frameworks and customer feedback to more quickly deliver custom digital solutions Investing in Digital Transformation5 Launch of Associated Bank Digital Debit Card Controls AI-led Financial Wellness and Personal Insights Digital Account Opening Upgrades ▪ Cloud-based platform with 99.9% uptime ▪ Open architecture ▪ Improved security and self-service controls This investment is largely being funded with physical distribution cost savings ▪ Pruned our branch network by 11% vs. year end 20201 ▪ Reduced staffing levels in mortgage banking and branch management ▪ Closed and consolidated several back-office facilities 1 11% reduction based on branch count at March 31, 2023. ▪ Fast, simplified & intuitive experience ▪ Flexible platform structure ▪ More robust risk controls In-Branch Account Opening Optimization ▪ Launched April 2023 Exhibit 99.1

14 Proactively Managing Expenses Recent actions reflect our commitment to holding expense growth below revenue growth ▪ Given current market dynamics, we’ve identified cost savings that have decreased our full year 2023 expense guidance from 4%-6% growth to approximately 4% growth ▪ We will continue to pursue opportunities to optimize our expense base and drive positive operating leverage $105 $113 $118 $118 $116 $21 $21 $23 $25 $24 $47 $48 $49 $53 $46 $6 $1 $173 $181 $196 $197 $187 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Noninterest Expense Trends ($ in millions) Personnel Expense Other1 Technology Expense Charitable Contributions 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. 2 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of the fully tax-equivalent efficiency ratio to the Federal Reserve efficiency ratio. Fully Tax-Equivalent Efficiency Ratio2 (%) Fully Tax-Equivalent Efficiency Ratio Federal Reserve Efficiency Ratio 65.7 61.5 60.3 55.5 56.1 63.8 59.8 58.8 54.1 54.6 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Exhibit 99.1

15 24 Months of Effective Execution We’ve established a pattern of execution while staying disciplined on credit, expenses & risk management 2021 2022 2023 ▪ Hired Andy Harmening as President and CEO in April ▪ Centralized FP&A; refocused digital and wealth strategies under new leadership ▪ Announced people-led, digitally enabled growth strategy ▪ Launched new auto finance, asset-based lending and equipment finance verticals ▪ Added $4.6 billion in high- quality loan balances vs. year-end 2021 ▪ +35% commercial RMs vs. March 2021 ▪ Launched new Associated Bank Digital platform ▪ Launched digital account opening platform ▪ Most profitable year in our 162-year history1 ▪ Launched “Champion of You” brand strategy ▪ Launching new consumer products in 2Q through 4Q ▪ Full launch of mass affluent strategy ▪ Launching AI-driven digital financial tools ▪ Enhancing HSA business 1 Based on net income available to common equity. Exhibit 99.1

16 Balance Sheet Management Net Interest Income & Noninterest Income ▪ Total net interest income & noninterest income growth of 8% to 10% ▪ Net interest income (GAAP) growth of 13% to 15% ▪ Noninterest income compression of 8% to 10% Expense Management ▪ Noninterest expense growth of approximately 4% ▪ Effective tax rate of 20% to 21% Capital Targets ▪ Target TCE ratio range of 6.75% to 7.25% ▪ Target CET1 ratio range of 9.00% to 9.50% 1 Projections are on an end of period basis as of and for the year ended 12/31/2023 as compared to 12/31/2022 unless otherwise noted. 2 Guidance assumes two 25bp Fed Funds reductions by year-end 2023. 3 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of core customer deposits to total deposits. ▪ Total loan growth of 6% to 8% ▪ Average core customer deposit3 growth of 1% to 3% ▪ Target investments/total assets ratio of 18% to 20% 2023 Full-Year Outlook1 2023 Guidance2 (No Changes vs. 4/20/2023) Exhibit 99.1

Appendix Exhibit 99.1

18 Liquidity Sources As of 4/19/2023, ASB’s total liquidity sources cover 177% of uninsured, uncollateralized deposits Liquidity Sources 3/31/2023 4/19/2023 Federal Reserve Balance $504.2 $503.3 Available FHLB Chicago Capacity $3,453.8 $4,740.6 Available Fed Discount Window Capacity $1,799.5 $1,806.2 Available Bank Term Funding Program Capacity $644.9 $644.3 Funding Available Within One Business Day1 $6,402.4 $7,694.4 Available Fed Funds Lines $2,773.0 $2,606.0 Available Brokered Deposit Capacity2 $3,646.0 $1,833.0 Unsecured Debt Capacity2 $1,000.0 $1,000.0 Total Liquidity $13,821.4 $13,133.4 ($ in millions) 103% of uninsured, uncollateralized deposits 177% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated source. 2 Availability based on internal policy limits. Exhibit 99.1

19 Total Loans Outstanding Balances as of March 31, 2023 Well-diversified $29.2 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 3/31/2023 1 % of Total Loans 3/31/2023 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,201$ 7.5% Multi-Family 2,529$ 8.7% Manufacturing & Wholesale Trade 2,175 7.4% Industrial 1,667 5.7% Real Estate (includes REITs) 1,869 6.4% Office 1,041 3.6% Mortgage Warehouse 818 2.8% Retail 688 2.4% Finance & Insurance 546 1.9% Single Family Construction 467 1.6% Retail Trade 459 1.6% Medical 218 0.7% Construction 448 1.5% Hotel/Motel 193 0.7% Health Care and Social Assistance 416 1.4% Land 80 0.3% Rental and Leasing Services 367 1.3% Mobile Home Parks 65 0.2% Professional, Scientific, and Tech. Serv. 330 1.1% Parking Lots and Garages 9 0.0% Transportation and Warehousing 287 1.0% Other 285 1.0% Waste Management 222 0.8% Total CRE 7,241$ 24.8% Arts, Entertainment, and Recreation 98 0.3% Information 94 0.3% Consumer Accommodation and Food Services 86 0.3% Residential Mortgage 8,605$ 29.5% Financial Investments & Related Activities 84 0.3% Auto Finance 1,552 5.3% Management of Companies & Enterprises 81 0.3% Home Equity 610 2.1% Mining 45 0.2% Credit Cards 127 0.4% Public Administration 26 0.1% Student Loans 73 0.2% Educational Services 18 0.1% Other Consumer 79 0.3% Agriculture, Forestry, Fishing and Hunting 0 0.0% Total Consumer 11,046$ 37.8% Other 251 0.9% Total C&BL 10,920$ 37.4% Total Loans 29,207$ 100.0% Exhibit 99.1

20 Multi-Family 35% Retail 10% Office 14% Industrial 23% 1-4 Family Construction 6% Hotel / Motel 3% Medical 3% Other 6% Wisconsin 27% Illinois 23% Minnesota 10% Other Midwest 14% Texas 4%Other 22% Manufacturing & Wholesale Trade 20% Real Estate 17% Power & Utilities 20% Mortgage Warehouse 7% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 37% Natural Gas 31% Solar 20% Transmission, Control and Distribution 3% Geothermal 2% Other 7% Wisconsin 24% Illinois 15% Minnesota 7% Texas 5% Other Midwest 11% Other 38% Wisconsin 22% Illinois 15% Minnesota 10% Other Midwest2 23% Texas 7% Other 24% 2 2 Loan Stratification Outstanding Balances as of March 31, 2023 C&BL by Geography $10.9 billion Power & Utilities Lending $2.2 billion C&BL by Industry $10.9 billion Total Loans1 CRE by Geography $7.2 billion CRE by Property Type $7.2 billion Exhibit 99.1

Reconciliation and Definitions of Non-GAAP Items

($ in millions)

Tangible Common Equity and Tangible Assets Reconciliation[1]	4Q 2022	1Q 2023
Common equity	$3,821	$3,932
Goodwill and other intangible assets, net	(1,154)	(1,152)
Tangible common equity	$2,667	$2,779
Total assets	$39,406	$40,703
Goodwill and other intangible assets, net	(1,154)	(1,152)
Tangible assets	$38,251	$39,550

Average Core Customer Deposits Reconciliation	4Q 2021	4Q 2022
Total deposits	$28,402	$29,328
Brokered CDs	-	(190)
Network transaction deposits	(838)	(901)
Core customer deposits	$27,564	$28,236

Efficiency Ratio Reconciliation	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023
Federal Reserve efficiency ratio	65.71%	61.53%	60.32%	55.47%	56.07%
Fully tax-equivalent adjustment	(1.13)%	(0.98)%	(0.87)%	(0.77)%	(0.79)%
Other intangible amortization	(0.84)%	(0.76)%	(0.67)%	(0.62)%	(0.66)%
Fully tax-equivalent efficiency ratio[2]	63.76%	59.80%	58.79%	54.08%	54.64%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains (losses), net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net.

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

[2] Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provides greater understanding of ongoing operations, and enhances comparability of results with prior periods.

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